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                              SECURITY AGREEMENT

                  This Security Agreement (this "Agreement") is dated as of May 19, 1998 by and between FLEET CAPITAL CORPORATION, as Agent ("Fleet"), having an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut and CARPET BARN HOLDINGS, INC., a Delaware corporation (the "Company"), having its principal place of business c/o Branin Investments, Inc., 100 Maiden Lane, 17th Floor, New York, New York 10038.

                                  BACKGROUND

                  Pursuant to the terms of a Loan and Security Agreement dated as of May 19, 1998 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement") among Carpet Barn, Inc. ("Borrower"), the lenders named therein or which hereafter become a party thereto ("Lenders") and Fleet as agent for Lenders (in such capacity, "Secured Party"), Lenders and Secured Party have agreed to make certain extensions of credit available to Borrower. Lenders and Secured Party are willing to make such extensions of credit available to the Borrower only upon the condition, among others, that the Company execute and deliver its Guaranty of the obligations of Borrower to Secured Party and that the Company secure its Guaranty by executing and delivering this agreement to Secured Party.

                  NOW, THEREFORE, in consideration of the mutual covenants and undertakings and the terms and conditions contained herein, the parties hereto agree as follows:

                  1. (A) General Definitions. When used in this Agreement, the following terms shall have the following meanings:

                  "Accounts" all accounts, contracts rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by the Company or in which the Company now has or hereafter acquires any interest.

                  "Affiliate" of any Person shall mean (a) any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "Collateral" shall mean and include:

                           (a)      all Accounts;

                           (b)      all Inventory;


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                           (c)      all Equipment;

                           (d)      all General Intangibles;

                           (e)      all monies, securities, investment property
and other Property of any kind, now or at any tine or times hereafter, in the possession or under the control of Secured Party or a bailee of Secured Party or a bailee of Secured Party;

                           (f)      all accessions to, substitutions for and all
replacements, products and cash and non-cash proceeds of (a), (b), (c), (d) and (e) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral;
and

                           (g)      all books and records (including, without
limitation, customer lists, credit files, computer programs, printouts, and other computer materials and records) of the Company pertaining to any of (a),
(b), (c), (d), (e) or (f) above.

                  "Company" shall have the meaning set forth in the introductory paragraph hereof.

                  "Customer" means and includes the account debtor with respect to any Account and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with the Company, pursuant to which the Company is to deliver any personal property or perform any services.

                  "Default" means any act or event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

                  "Environmental Complaint" means any notice of violation, request for information or notification that the Company is potentially responsible for investigation or cleanup of environmental conditions on its property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of any environmental laws affecting its property or the Company's interest therein.

                  "Equipment" all machinery, apparatus, equipment, fittings, furniture, fixtures and other tangible personal property (other than motor vehicles and Inventory) of every kind and description used in the Company's operations or owned by the Company or in which the Company has an interest, whether now owned or hereafter acquired by the Company and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

                  "Event of Default" means the occurrence of any of the events set forth in Section 12.

                  "GAAP" means generally accepted accounting principles,

practices and procedures in effect from time to time.

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

                  "General Intangibles" all general intangibles of the Company, whether now owned or hereafter created or acquired by the Company, including, without limitation, all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to the Company to secure payment of any of the Accounts by a Customer, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

                  "Guaranty" means the Guaranty dated this date which is executed by the Company in favor of Secured Party.

                  "Hazardous Discharge" means any release or threat of release of a reportable quantity of any hazardous substances on the Company's property.

                  "Inventory" all of the Company's inventory, whether now owned or hereafter acquired by Borrower, including but not limited to, all goods, intended for sale or lease by the Company, or for display or demonstration; all work in process; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now or hereafter acquired by the Company.

                  "Loans" means all extensions of credit under the Loan
Agreement.

                  "Loan Agreement" shall have the meaning set forth in the Background paragraph hereof.

                  "Obligations" means and includes all Loans, all obligations of the Company to Secured Party under the Guaranty, all advances, debts, liabilities, obligations, covenants and duties owing by the Company to Secured Party (or any corporation that directly or indirectly controls or is controlled by or is under common control with Secured Party) of every kind and description (whether or not evidenced by the Guaranty, any note or other instrument and whether or not for the payment of money or the performance or non-performance of any act), direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, whether existing by operation of law or otherwise now existing or hereafter arising including, without limitation, any debt, liability or obligation owing from the Company to others which Secured Party may have obtained by assignment or otherwise and further including, without limitation, all payments the Company is required to make by law or otherwise arising under or as a result of this Agreement, together with all reasonable expenses and reasonable attorneys' fees chargeable to the Company's account or incurred by Secured Party in connection with the Company's account whether provided for herein or in any other agreement, instrument or document executed by or on behalf of the Company or delivered to Secured Party relating to this Agreement or the transactions contemplated hereby.

                  "Permitted Liens" means (i) liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue; (ii) liens

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

incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, relating to employees, securing sums (a) not overdue or (b) being diligently contested in good faith provided that adequate reserves with respect thereto are maintained on the books of the Company in conformity with GAAP, (iii) liens in favor of Secured Party, (iv) liens for taxes (a) not yet due or (b) being diligently contested in good faith, provided that adequate reserves with respect thereto are maintained on the books of the Company in conformity with GAAP, provided, that, the lien shall have no effect on the priority of the liens in favor of Secured Party or the value of the assets in which Secured Party has such a lien and a stay of enforcement of any such lien shall be in effect and (v) liens specified on Schedule 1(A) hereto.

                  "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  "Secured Party" shall have the meaning set forth in the introductory paragraph hereof.

                  "Subsidiary" of any Person means a corporation or other entity of whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

                  (B) Accounting Terms. Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with GAAP.

                  (C) Other Terms. All other terms used in this Agreement and defined in the Uniform Commercial Code as adopted in the State of New York ("UCC"), shall have the meaning given therein unless otherwise defined herein.

                  2.       Security Interest.

                           (a)      To secure the prompt and complete payment
and performance to Secured Party of the Obligations, the Company hereby assigns, pledges and grants to Secured Party a continuing security interest in and to the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located, whether or not the same is subject to Article 9 of the UCC. All of the Company's ledger sheets, files, records, books of account, business papers and documents relating to the Collateral shall, until delivered to or removed by Secured Party, be kept by the Company in trust for Secured Party until all Obligations have been paid in full.

                           (b)      Secured Party may file one or more financing
statements disclosing Secured Party's security interest in the Collateral without the Company's signature appearing thereon or Secured Party may sign such financing statements on the Company's behalf as provided in Section 8 hereof. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement.
If any Account becomes evidenced by a promissory note or any other instrument for the payment of money, the Company will immediately deliver such instrument to Secured Party appropriately endorsed.

                  3. Representations Concerning the Collateral. The Company represents and warrants:

                           (a)      the Collateral (i) is owned solely by the
Company free and clear of all claims, liens, security interests and encumbrances (including without limitation any claims of infringement) except
(A) those in Secured Party's favor and (B) Permitted Liens and (ii) is not subject to any agreement prohibiting the granting of a security interest or requiring notice of or consent to the granting of a security interest;

                           (b)      (i) all Accounts (x) represent complete bona
fide transactions with Customers in the ordinary course of the Company's business which require no further act under any circumstances on the Company's part to make such Accounts payable by the Customers, and (y) do not represent bill and hold sales, consignment sales, guaranteed sales, sale or return or other similar understandings or obligations of the Company and (ii) at the time such Account arose the Company had no knowledge that any Customer is unable generally to pay its debts as they become due.

                           (c)      all Inventory is of good and merchantable
quality, free from any defects. No Inventory is subject to any licensing, patent, royalty, trademark, tradename or copyright agreements with any third parties. The completion of manufacture, sale or other disposition of Inventory by Secured Party following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which the Company is a party or to which such property is subject.

                  4. Covenants Concerning the Collateral. The Company covenants that from and after the date of this Agreement and until the Obligations are paid in full it shall:

                           (a)      not dispose of any of the Collateral whether
by sale, lease or otherwise except for (i) the sale of Inventory in the ordinary course of business, and (ii) the disposition or transfer of obsolete and worn-out Equipment in the ordinary course of business during any fiscal year having an aggregate fair market value of not more than $50,000;

                           (b)      not encumber, mortgage, pledge, assign or
grant any security interest in any Collateral or any of the Company's other assets to anyone other than Secured Party, except for Permitted Liens;

                           (c)      place notations upon the Company's books of
account and any financial statement prepared by the Company to disclose
Secured Party's security interest in the Collateral;

                           (d) defend the Collateral against the claims and
demands of all parties.

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

                           (e)      keep and maintain the Equipment in
sufficient operating condition for the conduct of its business in the ordinary course; and

                           (f)      perform all other steps requested by Secured
Party to create and maintain in Secured Party's favor a valid perfected first priority security interest in all Collateral.

                  5. Collection and Maintenance of Collateral and Records. The Company shall keep and maintain at its own cost and expense, satisfactory and complete records of the Collateral including, without limitation, a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Secured Party may at any time verify the Company's Accounts utilizing an audit control company or any other agent of Secured Party. Secured Party or Secured Party's designee may notify Customers at any time following the occurrence and during continuance of an Event of Default, at Secured Party's sole discretion, of Secured Party's security interest in Accounts (contracts, instruments, or chattel paper as the case may be), collect them directly from the Customers or parties to contracts, instruments and chattel paper and charge the collection costs and expenses to the Company's account, but, unless and until Secured Party does so or gives the Company other instructions, the Company shall collect all Accounts for Secured Party, receive all payments thereon for Secured Party's benefit in trust as Secured Party's trustee and immediately deliver them to Secured Party in their original form with all necessary endorsements or, as directed by Secured Party, deposit such payments as directed by Secured Party. The Company shall provide Secured Party, as requested by Secured Party, such schedules, documents and/or information regarding the Collateral as Secured Party may require.

                  6. Inspections. At all times during normal business hours, Secured Party shall have the right to (a) visit and inspect the Company's properties and the Collateral, (b) inspect, audit and make extracts from the Company's relevant books and records, including, but not limited to, management letters prepared by independent accountants, and (c) discuss with the Company's principal officers, and independent accountants, the Company's business, assets, liabilities, financial condition, results of operations and business prospects, and the Company shall furnish all such assistance and information as Secured Party may require in connection therewith. The Company will deliver to Secured Party any instrument necessary for Secured Party to obtain records from any service bureau maintaining records for the Company.

                  7. Additional Representations, Warranties and Covenants. The Company represents, warrants, and covenants that:

                           (a)      the Company is a corporation duly organized
and validly existing under the laws of the State of Delaware and duly qualified and in good standing in every other state or jurisdiction in which the nature of the Company's business or the ownership of its assets requires such qualification.

                           (b)      the execution, delivery and performance of
this Agreement (i) has been duly authorized, (ii) is not in contravention of the Company's certificate of incorporation, by-laws or of any indenture, agreement or undertaking to which the Company is a party or by which the Company is bound and (iii) is within the Company's corporate powers.

                           (c)      this Agreement is the Company's legal, valid
and binding obligation, enforceable in accordance with its terms.

                           (d)      it keeps and will continue to keep all of
its books and records concerning the Collateral at the Company's chief executive offices located at the address set forth in the introductory paragraph of this Agreement and will not move such books and records without giving Secured Party at least thirty (30) days prior written notice and taking all actions deemed by the Secured Party necessary to continuously protect and perfect Secured Party's liens upon the Collateral; and the Collateral is not stored or located at any locations other than as set forth on Schedule 7(d).

                           (e)      (i)     the operation of the Company's
business is and will continue to be in compliance in all material respects with all applicable federal, state and local laws, including but not limited to all applicable environmental laws and regulations;

                                    (ii)    the Company will establish and
maintain a system to assure and monitor continued compliance with all applicable environmental laws, which system shall include periodic reviews of such compliance;

                                    (iii) the Company shall respond promptly
to any Hazardous Discharge or Environmental Complaint and take all necessary action in order to safeguard the health of any Person and to avoid subjecting the Collateral to any lien, charge, claim or encumbrance; and

                                    (iv) the Company shall defend and
indemnify the Secured Party and hold the Secured Party harmless from and against all loss, liability, damage and expense, claims, costs, fines and penalties, including attorney's fees, suffered or incurred by the Secured Party under or on account of any environmental laws.

                           (f)      there is no pending or threatened
litigation, actions or proceeding which involve the possibility of materially and adversely affecting the Company's business, assets, operations, condition or prospects, financial or otherwise, or the Collateral or the ability of the Company to perform this Agreement.

                           (g)      it will pay or discharge when due all taxes,
assessments and governmental charges or levies imposed upon it unless same are not delinquent or same constitute Permitted Liens.

                           (h)      it will promptly inform Secured Party in
writing of: (i) the commencement of all proceedings and investigations by or before and/or the receipt of any notices from, any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any of the Company's properties, assets or business, which might singly or in the aggregate, have a materially adverse effect on the Company; (ii) any amendment of the Company's certificate of incorporation or by-laws; (iii) any change in the Company's business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects which has had or might have a materially adverse effect on the Company; (iv) any Event of Default or Default; (v) any default or any event which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of money to which the Company is a party or by which the Company or any of the Company's properties may be bound which would have a material adverse effect on the Company's business, operations, property or condition (financial or otherwise) or the Collateral; (vi) any change in the location of the Company's executive offices; (vii) any change in the location of the Company's Inventory or Equipment from the locations listed on Schedule 7(d) attached hereto,
(viii) any additional licenses, patents, copyrights, trademarks, tradenames or corporate names; (ix) any material delay in the Company's performance of any of its obligations to any Customer and of any assertion of any material claims, offsets or counterclaims by any Customer and of any allowances, credits and/or other monies granted by it to any Customer; (x) furnish to and inform Secured Party of all material adverse information relating to the financial condition of any Customer; and (xi) any material return of goods.

                           (i) it will bear the full risk of loss from any
loss of any nature whatsoever with respect to the Collateral. At it's own cost and expense in amounts and with carriers acceptable to Secured Party to the extent available at commercially reasonable rates, it shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company's including, without limitation, public and product liability insurance, worker's compensation, insurance against larceny, embezzlement or other criminal misappropriation of insured's officers and employees and business interruption insurance; (ii) furnish Secured Party with (x) copies of all policies and evidence of the maintenance of such policies at least thirty
(30) days before any expiration date, and (y) appropriate loss payable endorsements in form and substance satisfactory to Secured Party, naming Secured Party as loss payee and providing that as to Secured Party the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company and the insurer will provide Secured Party with at least thirty
(30) days notice prior to cancellation. The Company shall instruct the insurance carriers that following the occurrence of an Event of Default in the event of any loss thereunder, the carriers shall make payment for such loss to Secured Party and not to the Company and Secured Party jointly. If any insurance losses are paid by check, draft or other instrument payable to the Company and Secured Party jointly, Secured Party may endorse the Company's name thereon and do such other things as Secured Party may deem advisable to reduce the same to cash. Secured Party is hereby authorized to adjust and compromise claims. All loss recoveries received by Secured Party upon any such insurance may be applied to the Obligations, in such order as Secured Party in its sole discretion shall determine. Any surplus shall be paid by Secured Party to the Company or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Company to Secured Party, on demand.

                           (j) any time and from time to time, upon the
written request of Secured Party and at the sole expense of the Company, the Company shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Secured Party may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted.

                           (k)      it will not (i) create, incur, assume or
suffer to exist any indebtedness (exclusive of trade debt) whether secured or unsecured other than the Company's indebtedness to Secured Party and as set forth on Schedule 7(k) attached hereto and made a part hereof; (ii) declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of the Company or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock of the Company other than the payment of dividends to its shareholders which represent dividends received by the Company from Borrower pursuant to the terms of the Loan Agreement; (iii) directly or indirectly, prepay any indebtedness (other than to Secured Party), or repurchase, redeem, retire or otherwise acquire any indebtedness of the Company; (iv) make advances, loans or extensions of credit to any Person; (v) become either directly or contingently liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise; (vi) enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a portion of the assets or stock of any Person or permit any other Person to consolidate with or merge with it other than a merger of the Company with and into Nations Flooring, Inc.; (vii) form any Subsidiary or enter into any partnership, joint venture or similar arrangement; (viii) materially change the nature of the business in which it is presently engaged; (ix) enter into any transaction with any Affiliate, except in ordinary course on arms-length terms; or (xi) bill Accounts under any name except the present name of the Company.

                  8. Power of Attorney. The Company hereby irrevocably appoints Secured Party or any other Person whom Secured Party may designate as the Company's attorney-in-fact, with full power and authority in place and stead of the Company and in the name of the Company or in its own name to: (i) endorse the Company's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Secured Party's possession; (ii) sign the Company's name on any invoice or bill of lading relating to any Accounts, drafts against customers, schedules and assignments of Accounts, notices of assignment, financing statements and other public records, verifications of account and notices to or from Customers;
(iii) verify the validity, amount or any other matter relating to any Account by mail, telephone, telegraph or otherwise with Customers; (iv) execute customs declarations and such other documents as may be required to clear Inventory through United States Customs; (v) do all things necessary to carry out this Agreement, and all related documents; (vi) continue any insurance existing pursuant to the terms of this Agreement and pay all or any part of the premium therefor and the cost thereof; and (vii) on or after the occurrence and continuation of an Event of Default, notify the post office authorities to change the address for delivery of the Company's mail to an address designated by Secured Party, and to receive, open and dispose of all mail addressed to the Company. The Company hereby ratifies and approves all acts of the attorney. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Neither Secured Party nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Account which is assigned to Secured Party or in which Secured Party has a security interest remains unpaid and until the Obligations have been fully satisfied.

                  9. Expenses. The Company shall pay all of Secured Party's out-of-pocket costs and expenses, including without limitation reasonable fees and disbursements of counsel and appraisers, in connection with the preparation, execution and delivery of this Agreement and in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with this Agreement. The Company shall also pay all of Secured Party's out-of-pocket costs and expenses, including without limitation reasonable fees and disbursements of counsel, in connection with (a) the preparation, execution and delivery of any waiver, any amendment thereto or consent proposed or executed in connection with the transactions contemplated by this Agreement, (b) Secured Party's obtaining performance of the Company's obligations under this Agreement, including, but not limited to, the enforcement or defense of Secured Party's security interests, assignments of rights and liens hereunder as valid perfected security interests, (c) any attempt to inspect or verify the Collateral, (d) any attempt to protect, collect, sell, liquidate or otherwise dispose of any Collateral following the occurrence of an Event of Default, and (d) any consultations in connection with any of the foregoing. All such costs and expenses together with all filing, recording and search fees, taxes and interest payable by the Company to Secured Party shall be payable on demand and shall be secured by the Collateral.

                  10. Assignment By Secured Party. Secured Party may assign to the extent it is permitted to assign its obligations under the Loan Agreement, any or all of the Obligations together with any or all of the security therefor and any transferee shall succeed to all of Secured Party's rights with respect thereto. Upon such transfer, Secured Party shall be released from all responsibility for the Collateral to the extent same is assigned to any transferee.

                  11. Waivers. The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable.

                  12. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default":

                           (a)      the occurrence of an Event of Default under
the Loan Agreement;

                           (b)      failure by the Company to make payment of
any of its Obligations when required hereunder;

                           (c)      failure to perform under and/or committing
any breach of this Agreement or the Guaranty or any other agreement between the Company and Secured Party;

                           (d)      any representation, warranty or statement
made by the Company hereunder, or in any certificate, statement or document delivered pursuant to the terms hereof, or in connection with the transactions contemplated by this Agreement should at any time be false or misleading in any material respect;

                           (e)      an attachment or levy is made upon any of
the Company's assets having an aggregate value in excess of $500,000 or a judgment is rendered against the Company or any of the Company's property involving a liability of more than $500,000 which shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof;

                           (f)      any lien created hereunder for any reason
ceases to be or is not a valid and perfected lien having a first priority interest;

                           (g)      if the Company shall (i) apply for, consent
to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidation of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

                           (h)      the Company shall admit in writing its
inability, or be generally unable to pay its debts as they become due or cease operations of its present business; or

                           (i)      if the Company attempts to terminate or
challenges the validity of its liability under the Guaranty.

                  13. Remedies. Upon the occurrence and continuation of any Event of Default, Secured Party shall have the right to demand repayment in full of all Obligations, whether or not otherwise due (in such case Secured Party may deposit any and all such amounts realized in a cash collateral deposit account to be maintained as security for the Obligations). Until all Obligations have been fully satisfied, Secured Party shall retain its security interest in all Collateral. Secured Party shall have, in addition to all other rights provided herein, the rights and remedies of a secured party under the UCC, and under other applicable law, all other legal and equitable rights to which Secured Party may be entitled, including without limitation, the right to take immediate possession of the Collateral, to require the Company to assemble the Collateral, at the Company's expense, and to make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to both parties and to enter any of the premises of the Company or wherever the Collateral shall be located, with or without force or process of law, and to keep and store the same on said premises until sold (and if said premises be the property of the Company, the Company agrees not to charge Secured Party for storage thereof). Further, Secured Party may, at any time or times after a Default, sell and deliver in any commercially reasonable manner all Collateral held by or for Secured Party in one or more parcels at public or private sale for cash, upon credit or otherwise, at such prices and upon such terms as Secured

Party, in Secured Party's sole discretion, deems advisable or Secured Party may otherwise recover upon the Collateral in any commercially reasonable manner as Secured Party, in its sole discretion, deems advisable. Except as to that part of the Collateral which is perishable or threatens to decline speedily in nature or is of a type customarily sold on a recognized market, the requirement of reasonable notice shall be met if such notice is mailed postage prepaid to the Company at the Company's address as shown in Secured Party's records, at least five (5) days before the time of the event of which notice is being given. Secured Party may be the purchaser at any sale, if it is public. Until Secured Party is able to effect a sale, lease, or other disposition of Collateral, Secured Party shall have the right to use or operate Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Secured Party. Secured Party shall have no obligation to the Company to maintain or preserve the rights of the Company as against third parties with respect to Collateral while Collateral is in the possession of Secured Party. Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Secured Party's remedies with respect to such appointment without prior notice or hearing. In connection with the exercise of the foregoing remedies, Secured Party is granted permission to use (a) all of the Company's trademarks, tradenames, tradestyles, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with Inventory for the purpose of disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees, and second to the payment (in whatever order Secured Party elects) of all Obligations. Secured Party will return any excess to the Company and the Company shall remain liable to Secured Party for any deficiency.

                  14. Waiver; Cumulative Remedies. Failure by Secured Party to exercise any right, remedy or option under this Agreement or any supplement hereto or any other agreement between the Company and Secured Party or delay by Secured Party in exercising the same, will not operate as a waiver; no waiver by Secured Party will be effective unless it is in writing and then only to the extent specifically stated. Secured Party's rights and remedies under this Agreement will be cumulative and not exclusive of any other right or remedy which Secured Party may have.

                  15. Notices. Any notice or request hereunder may be given to the Company or Secured Party at the respective addresses set forth below or as may hereafter be specified in a written notice designated as a change of address under this Section 15. Any notice or request hereunder shall be given by hand, by registered or certified mail, return receipt requested, by overnight mail or by telecopy (confirmed by first class mail). Notices and requests shall be, in the case of those by mail or overnight mail, deemed to have been given when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed electronically (provided that a confirmation is sent by mail).

                  Notices shall be provided as follows:

                     If to Secured Party:  FLEET CAPITAL CORPORATION
                                           200 Glastonbury Boulevard
                                           Glastonbury, Connecticut 06033

                                           Attention:  Northeast Loan
                                                        Administrator
                                           Telecopy No.:  (860) 657-7759

                     With a copy to:       HAHN & HESSEN LLP
                                           350 Fifth Avenue
                                           New York, New York  10118
                                           Attention:  Daniel J. Krauss, Esq.
                                           Telecopy No.: (212) 594-7167

                     If to Borrower:       Carpet Barn Holdings, Inc
                                           c/o Branin Investments, Inc.
                                           100 Maiden Lane, 17th Floor
                                           New York, New York 10038
                                           Attention:  Philip A. Herman
                                           Telecopy No.: (212) 898-8800

                     With a copy to:       Herzfeld & Rubin, P.C.
                                           40 Wall Street
                                           New York, New York 10005
                                           Attention:  Andrew J. Levinson, Esq.
                                           Facsimile No.: (212) 344-3333

                  16. Governing Law and Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SECURED PARTY SHALL HAVE THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER APPLICABLE LAW INCLUDING, BUT NOT LIMITED TO, THE UNIFORM COMMERCIAL CODE OF NEW YORK. THE COMPANY AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR ANY OTHER OBLIGATIONS SHALL BE LITIGATED IN THE FEDERAL DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK OR, AT SECURED PARTY'S OPTION, IN ANY OTHER COURTS LOCATED IN NEW YORK STATE OR ELSEWHERE AS SECURED PARTY MAY SELECT AND THAT SUCH COURTS ARE CONVENIENT FORUMS AND THE COMPANY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS. THE COMPANY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON THE COMPANY MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE COMPANY AT THE COMPANY'S ADDRESS APPEARING ON SECURED PARTY'S RECORDS, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED TWO (2) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. BOTH PARTIES HERETO WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE COMPANY AND SECURED PARTY AND THE COMPANY WAIVES THE RIGHT TO ASSERT IN ANY ACTION OR PROCEEDING INSTITUTED BY SECURED PARTY WITH REGARD TO THIS AGREEMENT OR ANY OF THE OBLIGATIONS ANY OFFSETS OR COUNTERCLAIMS WHICH IT MAY HAVE.

                  17. Limitation of Liability. The Company acknowledges and understands that in order to assure repayment of the Obligations Secured Party may be required to exercise any and all of Secured Party's rights and remedies hereunder and agrees that neither Secured Party nor any of Secured Party's agents shall be liable for acts taken or omissions made in connection herewith or therewith except for actual bad faith.

                  18. Entire Understanding. This Agreement contain the entire understanding between the Company and Secured Party and any promises, representations, warranties or guarantees not herein contained shall have no force and effect unless in writing, signed by the Company's and Secured Party's respective officers. Neither this Agreement, nor any portion or provisions thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

                  19. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions thereof.

                  20. Captions. All captions are and shall be without substantive meaning or content of any kind whatsoever.

                  21. Marshaling. Secured Party shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

                  22. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

                  23. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

ATTEST:                          CARPET BARN HOLDINGS, INC., as Company

                                 By: /s/ Philip A. Herman
-------------------------           -----------------------------------
                                 Name:  Philip A. Herman
                                 Title: President


                                 FLEET CAPITAL CORPORATION, as Secured Party

                                 By: /s/ Richard Stang
                                    -----------------------------------
                                 Name:  Richard Stang
                                 Title:

                                   SCHEDULES


Schedule 1(A) - Permitted Liens

                  None




Schedule 7(d) - Inventory Locations

                  None




[Schedule 7(k) - Permitted Indebtedness]